Exhibit 10.3

AMENDMENT NO. 1 TO NOTE
This Amendment No. 1 to Note (this “Amendment”), dated as of July 30, 2015, is entered into by and between PDI, Inc., a Delaware Corporation (“PDI”) and Redpath Equityholder Representative, LLC, a Delaware limited liability company (“Payee”). Capitalized terms used and not defined in this Amendment shall have the respective meanings given to them in the Merger Agreement (as defined below).
WHEREAS, PDI and Payee entered into an Agreement and Plan of Merger ( the “Merger Agreement”) dated October 31, 2014 by and among Redpath Integrated Pathology, Inc., a Delaware corporation, PDI, Interpace Diagnostics, LLC, a Delaware limited liability company (“Parent”), Redpath Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and Payee.
WHEREAS, in connection with the Merger Agreement, PDI and Parent entered into a Non-Negotiable Subordinated Secured Promissory Note (the “Note”) dated October 31, 2014 in favor of the Payee in the principal amount of Eleven Million Dollars ($11,000,000).
WHEREAS, pursuant to the Working Capital Agreement Letter dated as of July 30, 2015, Parent and Payee mutually acknowledged and agreed that there is an Adjusted Working Capital Shortfall in the amount of $330,000.
WHEREAS, pursuant to Section 3.4(b)(iv) of the Merger Agreement, if there is an Adjusted Working Capital Shortfall, PDI, Parent and Payee will enter into an amendment to the Note to reduce the principal balance of the Note in an amount equal to the Adjusted Working Capital Shortfall and reduce each of the amortizing payments to be made pursuant to the Note by one-eighth (1/8th) of the Adjusted Working Capital Shortfall.
WHEREAS, pursuant to Section 13 of the Note, any amendment to the Note must be evidenced in a written agreement signed by PDI and Payee.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Amendments to the Note. The Note is hereby amended as follows:
a.    The heading “$11,000,000” is hereby amended by deleting “11,000,000” and inserting in its place “$10,670,000”.
b.    The first paragraph of the Note is hereby amended by deleting “Eleven Million Dollars ($11,000,000)” and inserting in its place “Ten Million Six Hundred Thousand Seventy Dollars ($10,670,000)”.
c.    Section 4 of the Note is hereby amended by deleting “One Million Three Hundred Seventy Five Thousand Dollars ($1,375,000)” and inserting in its place “One Million Three Hundred Thirty-Three Thousand Seven Hundred Fifty Dollars ($1,333,750)”.

2.    Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Note are and shall remain in full force and effect and are hereby ratified and confirmed by PDI and Payee. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Note or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of PDI that would require the waiver or consent of the Payee.
3.    Conditions Precedent. This Amendment shall become effective upon the date (the “Effective Date”) on which the Payee shall have received this Amendment, duly executed and delivered by PDI and Payee.
4.    Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon PDI and Payee, and each of their respective successors and assigns.
5.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such state, without regard to the conflicts of laws principles of any jurisdiction.
6.    Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

REDPATH EQUITYHOLDER REPRESENTATIVE, LLC
By: /s/ Brian G. Murphy
Name: Brian G. Murphy
Title: General Partner, NewSpring Capital

PDI, INC.
By: /s/ Nancy Lurker
Name: Nancy Lurker
Title: Chief Executive Officer

[Signature page to Amendment No. 1 to Note]